Advanced Flower Capital Shareholders Approve Conversion to Business Development Company
New Structure Is Expected to Position the Company to Pursue Sustainable Growth and Long-Term Shareholder Value
WEST PALM BEACH, FL, November 6, 2025 – Advanced Flower Capital Inc. (Nasdaq: AFCG) (“Advanced Flower Capital”, “AFC” or the “Company”) today announced that shareholders have approved all proposals related to the Company’s previously announced plan to convert from a real estate investment trust (“REIT”) to a business development company (“BDC”) regulated under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Conversion”). The proposals included both the approval of a new 1940 Act-compliant investment advisory agreement between the Company and its external manager, AFC Management, LLC, and the application to the Company of the reduced asset coverage requirements for BDCs permitted under the 1940 Act, aligning the Company’s leverage parameters with those of other BDCs, in each case as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”). The vote, held at the Company’s Special Meeting of Shareholders, represents a significant milestone in AFC’s strategic evolution.
“We appreciate the continued support of our shareholders, which underscores confidence in our long-term vision for AFC,” said Leonard M. Tannenbaum, CFA, Chairman of the Board of Directors. “Converting to a BDC will allow us to expand our investable scope beyond real estate-backed loans and pursue a broader set of opportunities across the market, which we believe will strengthen AFC’s ability to generate consistent, risk-adjusted returns.”
Final voting results from the Special Meeting will be filed with the SEC.
The Conversion, which remains subject to the approval of certain matters by AFC’s Board of Directors, is expected to be completed in the first quarter of 2026. Upon completion of the Conversion, AFC will continue to trade on the Nasdaq under its existing ticker symbol, AFCG.
About Advanced Flower Capital
Advanced Flower Capital Inc. (Nasdaq: AFCG) (“AFC” or the “Company”) is a leading commercial mortgage real estate investment trust (“REIT”) that primarily originates, structures, underwrites, invests in and manages senior secured mortgage loans and other types of loans and debt securities, with a specialization in loans to cannabis industry operators in states that have legalized medical and/or adult-use cannabis. Through its management team’s deep network and significant credit and cannabis expertise, AFC originates, structures, underwrites and manages loans ranging from $10 million to over $100 million, typically secured by quality real estate assets, license value (where applicable) and cash flows. AFC is based in West Palm Beach, Florida. For additional information regarding the Company, please visit advancedflowercapital.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views and projections with respect to, among other things, future events and financial performance. Words such as “believes,” “expects,” “will,” “intends,” “plans,” “guidance,” “estimates,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements, including statements about our future growth and strategies for such growth, are subject to the inherent uncertainties in predicting future results and conditions and are not guarantees of future performance, conditions or results. Certain factors, including the ability of our Manager to locate suitable loan opportunities for us, monitor and actively manage our loan portfolio and implement our investment strategy; the demand for cannabis cultivation and processing facilities and dispensaries; management’s current estimate of expected credit losses and current expected credit loss reserve and other factors could cause actual results and performance to differ materially from those projected in these forward-looking statements. More information on these risks and other potential factors that could affect our business and financial results is included in AFC’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of AFC’s most recently filed periodic reports on Form 10-K, Form 10-Q and subsequent filings. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect AFC. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact
Robyn Tannenbaum
561-510-2293
ir@advancedflowercapital.com
Media Contact
Collected Strategies
Jim Golden / Jack Kelleher
AFCG-CS@collectedstrategies.com